© 2017 Altisource. All rights reserved. Overview of Transaction with New Residential Investment Corp. August 28, 2017 Any copying, distribution or use of any of the information contained herein that is not expressly permitted by Altisource in writing is STRICTLY PROHIBITED. Altisource, the Altisource logo, the “REAL” family of trademarks and service marks, and certain other marks identified herein are trademarks or service marks of Altisource Solutions S.á r.l. or its subsidiaries. © 2017 Altisource. All rights reserved. Exhibit 99.1

1 © 2017 Altisource. All rights reserved. This presentation contains forward-looking statements that involve a number of risks and uncertainties. These forward-looking statements include all statements that are not historical fact, including statements about management’s beliefs and expectations. These statements may be identified by words such as “anticipate,” “intend,” “expect,” “may,” “could,” “should,” “would,” “plan,” “estimate,” “seek,” “believe,” “potential” and similar expressions. Forward-looking statements are based on management’s beliefs as well as assumptions made by and information currently available to management. Because such statements are based on expectations as to the future and are not statements of historical fact, actual results may differ materially from what is contemplated by the forward-looking statements. Altisource undertakes no obligation to update any forward-looking statements whether as a result of new information, future events or otherwise. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, various risks relating to the transactions described herein, including in respect of the satisfaction of closing conditions to New Residential Investment Corp.’s acquisition of the covered MSR portfolios, including obtaining the necessary third-party approvals; uncertainties as to the timing or completion of transfers related to New Residential Investment Corp.’s acquisition of the covered MSR portfolios; litigation relating to the transactions; the possibility of early termination of the Brokerage Agreement; the possibility that Altisource and New Residential Investment Corp. will not be able to negotiate a satisfactory services agreement; the inability to obtain, or delays in achieving, the expected benefits of the transactions, as well as, Altisource’s ability to integrate acquired businesses, retain key executives or employees, retain existing customers and attract new customers, general economic and market conditions, behavior of customers, suppliers and/or competitors, technological developments, governmental regulations, taxes and policies, availability of adequate and timely sources of liquidity and other risks and uncertainties detailed in the “Forward-Looking Statements,” “Risk Factors” and other sections of Altisource’s Form 10-K and other filings with the Securities and Exchange Commission. Adjusted Earnings Per Share – Diluted is a non-GAAP measure used by management, existing shareholders, potential shareholders and other users of our financial information to measure Altisource’s performance and does not purport to be an alternative to diluted earnings per share. It excludes amortization expense related to acquisitions that occurred in prior periods, as well as the effect of more significant non-recurring items from earnings. It is management’s intent to provide non-GAAP financial information to enhance the understanding of Altisource’s GAAP financial information, and it should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. The non-GAAP financial information may be determined or calculated differently by other companies. The non-GAAP financial information should not be unduly relied upon. The financial projections contained in this presentation are expressly qualified as forward-looking statements and Altisource makes no representation that the actual financial results will be the same as those set out in the financial projections. These financial projections should not be unduly relied upon. Forward-Looking Statements, Estimates and Non-GAAP Measures

2 © 2017 Altisource. All rights reserved. Overview  On August 28, 2017, Altisource and New Residential Investment Corp. (“NRZ”) entered into a Cooperative Brokerage Agreement (the “Brokerage Agreement”) and a Letter of Intent to enter into a Services Agreement (the “Services LOI”) that we believe strengthen Altisource’s existing position as a leading services provider to the mortgage industry ‒ Provide greater visibility into revenue and earnings: Having agreements with both NRZ and Ocwen should further solidify Altisource’s future revenue and earnings associated with the Ocwen Portfolio (defined below) ‒ Expand our customer base: We are establishing a direct relationship with NRZ, one of the largest and most active owners of non-GSE MSRs in the industry, and another of NRZ’s subservicers  The Brokerage Agreement and the Services LOI ‒ The Brokerage Agreement confirms Altisource as the exclusive provider of brokerage services for real estate owned (“REO”) from an approximately $110 billion Unpaid Principal Balance (“UPB”)1 of non-agency mortgage servicing rights (“MSR”) portfolio that NRZ agreed to acquire from certain subsidiaries of Ocwen Financial Corporation in July 2017 (the “Ocwen Portfolio”) and establishes Altisource as the exclusive provider of brokerage services for REO from an approximately $6 billion UPB1 non-agency MSR portfolio that NRZ agreed to acquire from certain subsidiaries of PHH Corporation in December 2016 (the “PHH Portfolio”), subject to PHH Corporation approving Altisource as a vendor ‒ The Services LOI provides that the parties will negotiate in good faith the execution of a Services Agreement which we expect will confirm Altisource as the exclusive provider of fee based services in connection with the Ocwen Portfolio 1 As of June 30, 2017

3 © 2017 Altisource. All rights reserved.  Altisource and NRZ entered into the Brokerage Agreement through certain of their licensed real estate brokerage subsidiaries  The Brokerage Agreement: – Provides that Altisource will be the exclusive provider of brokerage services for REO included in the Ocwen Portfolio and the PHH Portfolio that were acquired, or are to be acquired, by NRZ, irrespective of the sub- servicer – Extends through August 2025 – Establishes a direct relationship between the companies – Provides that NRZ’s licensed real estate brokerage subsidiaries will receive a cooperating brokerage commission for REO sold by Altisource from the transferred MSRs; Ocwen will no longer receive a cooperating brokerage commission on REO sales from the transferred MSRs – Allows Altisource to terminate if a Services Agreement is not signed during the term of the Services LOI – Includes termination events, vendor oversight, audit rights and reporting requirements Brokerage Agreement

4 © 2017 Altisource. All rights reserved.  The Services LOI: – Outlines the terms and conditions pursuant to which the parties may enter into a binding Services Agreement (the “Services Agreement”) – Provides that Altisource and NRZ will negotiate, in good faith, a definitive services agreement under which Altisource will be the exclusive provider of fee based services with respect to the Ocwen Portfolio – The term of the Services LOI is 30 days, with an automatic extension by 30 days if both parties are negotiating in good faith at the end of the initial 30 day period – Provides that NRZ and Altisource will work together to seek further opportunities to expand their relationship  The Services Agreement is expected to: – Extend through August 2025 – Confirm Altisource as the exclusive provider of fee based services for the Ocwen Portfolio – Include termination events, vendor oversight, audit rights and reporting requirements  There can be no assurance that the parties will reach an agreement with respect to the terms of the Services Agreement or that a Services Agreement will be entered into on a timely basis or at all Services LOI

5 © 2017 Altisource. All rights reserved. Financial Information  Altisource expects to continue to generate meaningful revenue and earnings from the NRZ-owned and Ocwen-owned portfolios1 ‒ Between 2018 and 2025, we expect to generate service revenue from these portfolios of approximately $2.0 billion ‒ Between 2018 and 2025, we expect to generate adjusted pretax income from these portfolios of approximately $700 million ‒ These estimates are based on the existing portfolios and we have not assumed any growth from Ocwen and NRZ  We believe the benefits of the Brokerage Agreement and Services Agreement to Altisource will far outweigh the anticipated financial impact ‒ As a result of these agreements and after taking into account certain operational changes, we currently estimate that diluted earnings per share2 and adjusted earnings per share – diluted2 will be impacted as follows: 2017 2018 2019 Higher (lower) $(0.06) to $(0.11) $(0.35) to $(0.45) $(0.40) to $(0.50) 1 Based upon our agreements with Ocwen, the Brokerage Agreement and the Services LOI 2 Assumes 18.9 million diluted shares outstanding

6 © 2017 Altisource. All rights reserved. Altisource’s Growth Initiatives  Growth is driven by our four strategic initiatives that leverage Altisource’s scale and unique competitive advantages to provide services and solutions to a broader, more diversified customer base ‒ Servicer Solutions: the solutions, services and technologies typically used or licensed primarily by residential loan servicers ‒ Origination Solutions: the solutions, services and technologies typically used or licensed by loan originators (or other similar mortgage market participants) in originating and buying residential mortgages ‒ Consumer Real Estate Solutions: the solutions, services and technologies typically used by home buyers and sellers to handle key aspects of buying and selling a home ‒ Real Estate Investor Solutions: the solutions, services and technologies used by buyers and sellers of single family investment homes

7 © 2017 Altisource. All rights reserved. Investor Relations Information About Altisource Altisource Portfolio Solutions S.A. is an integrated service provider and marketplace for the real estate and mortgage industries. Combining operational excellence with a suite of innovative services and technologies, Altisource helps solve the demands of the ever-changing market. Contact Information All Investor Relations inquiries should be sent to: Investor.relations@altisource.com Exchange NASDAQ Global Select Market Ticker ASPS Headquarters Luxembourg Employees Approximately 8,000

© 2017 Altisource. All rights reserved.